UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 30, 2025

GILEAD SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19731	94-3047598
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

333 Lakeside Drive, Foster City, California
(Address of principal executive offices)
94404
(Zip Code)
650-574-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)2
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $0.001 per share	GILD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 30, 2025, the Board of Directors (the “Board”) of Gilead Sciences, Inc. (the “Company”) approved an amendment and restatement of the Company’s bylaws (the “Amended and Restated Bylaws”), effective as of such date, in order to:
•revise the procedural and disclosure requirements for the nomination of directors and the submission of proposals for consideration at meetings of the stockholders under the advance notice provisions (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including, without limitation, by:
◦clarifying and enhancing the background information and disclosures required by or regarding proposing stockholders, proposed nominees and business, and other control persons or persons known to be acting in concert with a proposing stockholder, including with respect to certain plans or proposals of and any planned solicitation by such persons;
◦clarifying that the number of nominees a stockholder may nominate for election shall not exceed the number of directors to be elected at such meeting of the stockholders and removing an alternative provision addressing the timing of notice regarding nominations; and
◦requiring compliance with Regulation 14A under the Exchange Act, including the “universal proxy” rules set forth in Rule 14a-19 of the Exchange Act, and setting forth procedural requirements for solicitations pursuant to the universal proxy rules;
•reserve the white proxy card for the exclusive use of the Company;
•update provisions regarding notice of an adjournment of any meeting of stockholders and the availability of the list of stockholders entitled to vote at a meeting of stockholders, each to conform with and implement recent amendments to the Delaware General Corporation Law;
•clarify the operation of the Amended and Restated Bylaws’ majority vote provisions for the election of directors and revise provisions regarding the filling of vacancies on the Board and the conduct of meetings of the Board and of committees of the Board;
•add provisions to be operative during any emergency condition as provided by Section 110 of the Delaware General Corporation Law; and
•reflect other administrative, modernizing, clarifying, and conforming changes.
The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which are attached as Exhibit 3.1 to this Current Report on Form 8-K.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
3.1	Gilead Sciences, Inc. Amended and Restated Bylaws, as amended July 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)
/s/ DEBORAH H. TELMAN
Deborah H. Telman EVP, Corporate Affairs, General Counsel and Corporate Secretary
Date: August 4, 2025